Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions

(4) Acquisitions

Intangible Acquisition

In June 2008, the Company purchased certain intangible assets relating to a cleaning technology for an aggregate purchase price of $8,020. The purchase price includes a $1,000 non-refundable deposit made in July 2007; $5,020 paid at closing; and $2,000 of future payments that are contingent upon, among other things, achieving commercial production. Assets acquired include primarily intangible assets, consisting of trademarks, patents, technical know-how, customer relationships and a non-compete agreement. The Company paid the sellers $1,000 in both September 2008 and December 2008 having met certain contingent requirements.

In conjunction with the acquisition, the Company and the sellers entered into a consulting agreement, under which the Company was required to pay to the sellers $1,000 in fiscal 2009. The Company paid the sellers $500 in both January 2009 and July 2009 as the sellers met the contingent requirements. In December 2010, the Company and the sellers amended the consulting agreement and the Company recorded additional consideration of $400, which was capitalized and allocated to the purchase price as technical know-how.

In addition to the purchase price discussed above, the Company previously maintained an intangible asset in its consolidated balance sheets in the amount of $4,700, representing a payment from the Company to the sellers in a previous period in exchange for an exclusive distribution license agreement relating to this technology. This distribution agreement was terminated as a result of the acquisition and the value of this asset was considered in the final allocation of the purchase price.

At December 31, 2010, the Company’s allocation of the purchase price was as follows:

	Fair Value	Useful Life
Trademarks	$540	Indefinite
Patents	40	18 years
Technical know-how	12,230	20 years
Customer relationships	420	10 years
Non-compete	600	10 years

Joint Venture

In December 2010, the Company and Atlantis Activator Technologies LLC (“Atlantis”), an Ohio-based limited liability company, formed a joint venture, Proteus Solutions, LLC (“Proteus”), to develop and market products for laundry and other applications. The Company contributed $3,400 and Atlantis contributed intellectual property, with each holding a 50% interest in Proteus. The Company expects to provide operational funding and management resources to Proteus following formalization of the business plan. The joint venture is not expected to generate operating results until the second half of fiscal 2011. At December 31, 2010, the Company’s investment in Proteus is included at cost in other assets in the consolidated balance sheets.

5. Acquisitions

Strategic Alliance

The Company entered into a strategic alliance agreement with Eulen, S.A. (“Eulen”), a Spain-based corporation engaged in cleaning services, whereby the Company acquired certain assets of Eulen for a total cash consideration of $3,600, of which approximately $2,500 was paid in the second quarter of 2011, and $1,100 is payable in annual installments over the next 3 years. The Company finalized the purchase accounting related to this acquisition in the third quarter of 2011. The acquired assets were identified as customer lists and are included as part of Other Intangibles, net, as of September 30, 2011. These assets will be amortized on a straight-line basis over the five year life of the agreement which commenced effective May 1, 2011. The Company recorded applicable amortization for May through September 2011 of $272 for both the three and nine months ended September 30, 2011. The amortization is recorded in selling, general and administrative expenses in the consolidated statements of operations.